DEKALB TRUST
                   DEKALB SHORT DURATION U.S. GOVERNMENT FUND








                                  ANNUAL REPORT






                   For the fiscal year ended October 31, 1995

Management Discussion of Fund Performance

The Dekalb Short Duration U. S. Government Fund is a duration managed mortgage fund which is designed to provide returns that are on average similar to a 1.5 year duration government portfolio. The Lehman 1-3 Year Government Index should have similar characteristics to a 1.5 year duration government portfolio. Because the Fund's assets are primarily invested in mortgages and the hedge used to reduce the duration are Treasury futures, you will experience fluctuations as the relationship between Treasury futures and the mortgage securities markets changed. However, over time, we would expect these fluctuations to offset each other resulting in the performance of the fund being similar to a 1.5 year Treasury security.

Since its inception, the Dekalb Fund has returned an annual rate of 3.36%, compared with 4.90% for the Lehman Index. The Fund had, on balance, kept pace with the Lehman Index through February of this year, but since February, Treasury securities have rallied sharply, and have provided somewhat higher total returns than have the mortgages in the Dekalb Fund. The Fund also was invested to a duration of approximately 1 year during most of 1995 compared to the approximately 1.8 year duration of the Lehman index. During a rally like this year's, the lighter duration also contributed to the Fund's underperformance. As one can see from, the attached graph, periods of divergent performance between mortgage and the Lehman Index are not unusual, but the two have tended to converge over longer periods of time.

/s/ ARTHUR GANDOLFI

Arthur Gandolfi
Senior Portfolio Manager

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar values. The graph plots two lines: the first line represents the growth of a $10,000 investment in the Fund from 11/25/92 to 10/31/95; the second line represents the growth of a $10,000 investment in a portfolio of securities reflecting the composition of the Lehman Brothers 1-3 Year Government Bond Index for the same time period. The graph points are as follows:

               Lehman 1-3     Dekalb

Nov-92          9985           9990
Dec-92         10078          10056
Jan-93         10184           9936
Feb-93         10265           9847
Mar-93         10297           9911
Apr-93         10360           9876
May-93         10335           9952
Jun-93         10412          10019
Jul-93         10435          10094
Aug-93         10522          10109
Sep-93         10556          10070
Nov-93         10581          10133
Dec-93         10623          10224
Jan-94         10689          10207
Feb-94         10624          10324
Mar-94         10570          10270
Apr-94         10412          10333
May-94         10427          10403
Jun-94         10453          10393
Jul-94         10547          10429
Aug-94         10582          10432
Sep-94         10558          10468
Oct-94         10582          10510
Nov-94         10538          10553
Dec-94         10558          10649
Jan-95         10701          10746
Feb-95         10847          10784
Mar-95         10907          10789
Apr-95         11005          10830
May-95         11194          10831
Jun-95         11254          10892
Jul-95         11316          10935
Aug-95         11378          10948
Sep-95         11440          11006
Oct-95         11502          11013

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
Statement of Assets and Liabilities
October 31, 1995
_______________________________________________________________________________


Assets:

Investment in Managed U.S. Government Portfolio ("Portfolio"),
        at value (Note 1)                                          $12,739,617
Deferred organization expense (Notes 1 and 6)                           18,392
Prepaid expenses                                                        10,424
Receivable for fund shares sold                                          7,000
                                                                   ------------
        Total assets                                                12,775,433
                                                                   ------------

Liabilities:

Accrued expenses payable                                                27,667
Distributions payable to shareholders                                      373
                                                                   ------------
        Total liabilities                                               28,040
                                                                   ------------

Net Assets                                                         $12,747,393
                                                                   ============
Net Assets Consist of:

Paid-in capital                                                    $13,816,071
Net unrealized appreciation from Portfolio                             243,365
Undistributed net investment income                                      8,547
Accumulated net realized loss from Portfolio                        (1,320,590)
                                                                   ------------
Net Assets                                                         $12,747,393
                                                                   ============

Shares Outstanding                                                   1,371,812
                                                                   ============

Net Asset Value, Offering Price and Redemption Price
        per Share                                                  $      9.29
                                                                   ============


                       See notes to fininancial statements.

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
Statement of Operations
For the fiscal year ended
October 31, 1995
_______________________________________________________________________________

Net Investment Income from Portfolio (Note 1):
Interest income                                                    $ 1,001,288
Expenses                                                               (69,444)
                                                                   ------------
        Net investment income from Portfolio                           931,844
                                                                   ------------
Expenses:
Distribution fees (Note 2)                              $34,609
Shareholder servicing agent fee (Note 2)                 20,765
Insurance                                                18,329
Transfer agent fees                                      18,436
Fund accounting                                          12,169
Audit fees                                               12,155
Trustees' fees and expenses (Note 2)                     10,000
Amortization of organization expenses (Notes 1 and 6)     8,891
Legal fees                                                7,948
Printing and postage                                      3,662
Registration fees                                           374
Miscellaneous expenses                                    1,462
                                                       ---------
        Total expenses                                  148,800

        Less: Waiver of expenses (Note 3)               (55,374)
        Less: Reimbursement of expenses (Note 3)        (12,899)
                                                       ---------
        Net expenses                                                    80,527
                                                                   ------------
Net investment income                                                  851,317
                                                                   ------------
Realized and Unrealized Gain/(Loss) from Portfolio:
Net realized loss:
        Securities transactions                      $ (291,242)
        Futures transactions                           (562,559)      (853,801)
                                                     -----------
Net unrealized appreciation/(depreciation) on:
        Securities transactions                      $1,134,959
        Futures transactions                           (469,687)       665,272
                                                                   ------------
Net realized and unrealized loss from Portfolio                       (188,529)
                                                                   ------------
Net Increase in Assets Resulting from Operations                   $   662,788
                                                                   ============

                      See notes to financial statements.

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
Statement of Changes in Net Assets

_______________________________________________________________________________

                                            For the year         For the year
                                         ended October 31,    ended October 31,
Increase/(Decrease) in Net Assets:              1995                  1994
                                         -----------------    -----------------
Operations:
Net investment income                           $851,317              $637,673
Net realized gain/(loss) from Portfolio         (853,801)              331,602
Net unrealized gain/(loss) from Portfolio        665,272              (454,714)
                                           --------------        --------------
  Net increase in net assets resulting
    from operations                              662,788               514,561
                                           --------------        --------------
Dividends and Distributions to Shareholders:
Dividends from net investment income            (843,972)             (636,471)
Distributions from realized gains               (342,338)                   -
                                           --------------        --------------
  Total dividends and distributions to
    Shareholders                              (1,186,310)             (636,471)
                                           --------------        --------------
Capital Share Transactions:
Proceeds from sales of shares                  2,136,340             6,494,368
Reinvestment of dividends and
   distributions                               1,178,248               633,766
Cost of shares redeemed                       (5,363,230)           (2,512,509)
                                           --------------        --------------
Net increase/(decrease) in net assets
resulting from capital share transactions     (2,048,642)            4,615,625
                                           --------------        --------------
Net Increase/(Decrease) in Net Assets         (2,572,164)            4,493,715

Net Assets:
Beginning of year                             15,319,557            10,825,842

End of year (including undistributed net   --------------        --------------
investment income of $8,547 and $1,202
respectively)                                $12,747,393           $15,319,557
                                           ==============        ==============
Other Information (Note 5):
Shares sold                                      227,613               667,109
Shares reinvested                                125,022                65,317
Shares redeemed                                 (568,475)             (258,661)
                                           --------------        --------------
Net increase/(decrease) in shares
   outstanding                                  (215,840)              473,765
                                           ==============        ==============


                           See notes to financial statements.

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
Financial Highlights

_________________________________________________________


                                                               For the period
                                  For the fiscal year ended      November 25,
Selected per share data for a            October 31,          1992 (a) through
share outstanding throughout the  -------------------------
periods indicated:                    1995          1994      October 31, 1993
   Net Asset Value, beginning     -----------    ----------   -----------------
   of period                          $9.65           $9.72           $10.00
                                     --------       --------         --------
Income from investment operations:
   Net investment income (c)           0.58            0.45             0.39
   Net realized and unrealized
      loss from Portfolio             (0.14)          (0.07)           (0.28)
                                     --------       --------         --------
Total increase from investment
   operations                          0.44            0.38             0.11
                                     --------       --------         --------
Less distributions:
   Dividends from net investment
      income                          (0.57)          (0.45)           (0.39)
   Distributions from realized
      gains                           (0.23)             -                -
                                     --------       --------         --------
Total distributions                   (0.80)          (0.45)           (0.39)
                                     --------       --------         --------
   Net asset value, end of period     $9.29           $9.65            $9.72
                                     ========       ========         ========

Total return (b)                       4.84%           3.92%            1.20%(d)

Ratios/supplemental data:
Net Assets, end of
   period (in 000's)                $12,747         $15,320          $10,826

Including waiver and reimbursement:
Ratio of net investment income
   to average net assets (c)           6.15%           4.67%            4.94%(d)
Ratio of expenses to average
   net assets (c)                      1.10%           1.10%            0.73%(d)

Without waiver and reimbursement:
Ratio of net investment income
   to average net assets (c)           4.63%           3.10%            2.16%(d)
Ratio of expenses to average
   net assets (c)                      2.62%           2.67%            3.51%(d)

(a)  Commencement of operations (see Note 1)
(b) Had certain expenses not been reimbursed and waived, total return would have been lower.
(c)  Includes the Fund's share of Portfolio expenses
(d)  Annualized


                         See notes to financial statements.

Dekalb Trust - Dekalb Short Duration U.S. Government Fund

Notes to Financial Statements
October 31, 1995
_______________________________________________________________________________

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Dekalb Short Duration U.S. Government Fund (the "Fund") is a separate series of Dekalb Trust (the "Trust"), which is a Massachusetts business trust. The Trust was organized on May 6, 1992, and commenced operations on November 25, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Declaration of Trust permits the Trustees to create an unlimited number of series within the Trust, each of which issues a separate class of shares. As of October 31, 1995, the Fund was the only active series in the Trust.

The Fund  invests  all of its  investable  assets  in  Managed  U.S.  Government
Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (99.99% at October 31, 1995). The financial statements of the Portfolio, including the portfolio of investments, are included with this report and should be read in conjunction with the Fund's financial statements. As explained in Note 6, on December 18, 1995, the Trustees of the Trust approved and authorized the sale of assets and dissolution of the Trust.

The following is a summary of the significant accounting policies of the Fund:

         A. Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes To Financial Statements which are included with this report.

         B. Investment Income and Dividends to Shareholders. The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Dividends to shareholders are declared daily and paid monthly from net investment income. Distributions to shareholders of net realized capital gains, if any, will be made annually.

         C. Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
Notes to Financial Statements (continued)
October 31, 1995
_______________________________________________________________________________

As of October 31, 1995 the Fund had for federal income tax purposes had an unused capital loss carryover of approximately $1,352,905.

         D. Deferred Organization Expenses. Organizational costs are being amortized on a straight-line basis over a five-year period. As more fully discussed in Note 6, remaining unamortized organization expenses will be absorbed by Dime Securities of New York, Inc., the sole selling agent of the Fund, in connection with the planned liquidation of the Trust.

         E. Other. All net investment income of the Portfolio is allocated pro rata among the Fund and any other investors in the Portfolio.

2.  ADMINISTRATION AND TRUSTEES' FEES.
         A. Administration Fees. The Trust retains EBC Distributors, Inc. ("EBC") to serve as administrator (the "Administrator") of the Trust. The Administrator provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with EBC. For its services under an Administrative Services Agreement, EBC receives no fees from the Fund. (See Note 3.)

         B. Trustees' Fees and Expenses. The fees and expenses of the Trustees for the fiscal year ended October 31, 1995 amounted to $10,000. Trustees affiliated with EBC or Eastbridge Asset Management, Inc., the Portfolio's adviser, receive no fees for their services.

         C.  Shareholder   Servicing  Agent  Fees.  The  Trust  may  enter  into
shareholder servicing agreements with banks, savings and loans or other financial institutions ("Shareholder Servicing Agents"). For services, each Shareholder Servicing Agent receives a fee from the Fund equal on an annual basis to 0.25% of the average daily net assets of the Fund represented by shares owned by that Shareholder Servicing Agent's customers. Shareholder Servicing Agents may waive all or a portion of their shareholder servicing agent fees. Currently, the Trust does not expect the Fund's shareholder servicing fees to exceed on an annual basis 0.15% of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the Fund accrued fees aggregating $20,765. All accrued shareholder servicing fees were waived.

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
Notes to Financial Statements (continued)
October 31, 1995
_______________________________________________________________________________

         D. Distribution Fees. Under the Trust's distribution plan pursuant to Rule 12b-1 under the 1940 Act, the Trust may pay EBC, as the Fund's distributor (the "Distributor"), as reimbursement for expenses incurred by the Distributor in connection with the sale of shares of the Fund, a fee not to exceed on an annual basis 0.25% of the average daily net assets of the Fund. Long-term shareholders may pay more than the economic equivalent for the maximum charges permitted by the National Association of Securities Dealers, Inc. For the fiscal year ended October 31, 1995, the Fund accrued fees aggregating $34,609. EBC acting as distributor has waived all accrued fees for the fiscal year ended October 31, 1995.

3. REIMBURSEMENT OF EXPENSES. Pursuant to a voluntary undertaking, EBC, the administrator of both the Fund and the Portfolio, has agreed to waive all or a portion of its fees and reimburse certain expenses such that, following such waivers and reimbursements, the aggregate operating expense (including amortization of organization expenses but exclusive of taxes, interest, brokerage commissions and extraordinary expenses, if any) of the Fund and the Fund's proportionate interest in the Portfolio will not exceed 1.10% of the average daily net assets of the Fund.

For the fiscal year ended October 31, 1995, the total amount reimbursed to the Fund was $12,899.

4. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio amounted to $2,129,340 and $5,451,328, respectively.

5. SHARES. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares with a per value of $0.00001.

6. SUBSEQUENT EVENT. On December 18, 1995, the Trustees of the Trust voted to terminate the Fund as an investment company under the Investment Company Act of 1940 and authorized the sale of assets and dissolution of the Fund. Dime Securities of New York, Inc. has agreed to reimburse the balance of unamortized organizational expenses at October 31, 1995 of $18,392 for which amortization was accelerated due to the decision to terminate the Trust. It is expected that the Trust's net assets (subject to realization) will be distributed to shareholders on December 28, 1995.

Report of Independant Accountants

December 20, 1995

To the Shareholders and Trustees
of Dekalb Short Duration U.S. Government Fund

In our opinion , the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material repects, the financial position of Dekalb Short Duration U. S. Government Fund, a series of Dekalb Trust (the "Trust") at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a resonable basis for the opinion expressed above.

As explained in note 6, on December 18, 1995, the Trustees of the Trust approved and authorized the sale of assets and dissolution of the Trust.

/s/ PRICE WATERHOUSE LLP

Dekalb Trust - Dekalb Short Duration U.S. Government Fund
October 31, 1995

_______________________________________________________________________________

                      FEDERAL INCOME TAX STATUS (UNAUDITED)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31,
1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 71.6% or $849,689 of the distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. The remaining 28.4% or $336,621 of the distributions paid during the fiscal year were derived from long-term cpaital gains and are taxable as such. In addition, 0% of the Fund's distributions were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends-received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

225 Franklin Street
Boston, Massachusetts 02110


Legal Counsel

Kirkpatrick & Lockhart
1800 M Street, N.W.
Washington, DC 20036


Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110


Transfer Agent

Fundamental Shareholder Services, Inc.
90 Washington Street
New York, New York  10006